Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with this Annual Report of Timberjack Sporting Supplies, Inc. ("Timberjack") on Form 10-KSB for the year ending September 30, 2006 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Wesley Brumbaugh, Chief Executive Officer and Principal Financial Officer of Timberjack, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Timberjack as of and for the periods presented in the Report.

Date: January 16, 2007

/s/ Wesley Brumbaugh

Wesley Brumbaugh

Chief Executive Officer

Date: January 16, 2007

/s/ Wesley Brumbaugh

Wesley Brumbaugh

Principal Financial Officer